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                                                        EXHIBIT A

                         RESTAURANT LOCATIONS



Riverdale Road, West Springfield, Massachusetts

Fairview, Chicopee, Massachusetts

Boston Road, Springfield, Massachusetts

Enfield Street, Enfield, Connecticut

Webster Square, Worcester, Massachusetts

Wethersfield, Connecticut

Lincoln Plaza, Worcester, Massachusetts

Vernon, Connecticut

Westfield, Massachusetts

Allen and Cooley, Springfield, Massachusetts

Westboro, Massachusetts

Northampton, Massachusetts

Auburn, Massachusetts

Hazard Avenue, Enfield, Connecticut

Avon, Connecticut

Greenfield, Massachusetts